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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22445

Pinnacle Capital Management Funds Trust
(Exact name of registrant as specified in charter)

100 Limestone Plaza Fayetteville, NY	13066
(Address of principal executive offices)	(Zip code)

Capital Services, Inc. 615 S. Dupont Hwy. Dover, DE 19901
(Name and address of agent for service)

With a copy to:

Patricia M. Plavko
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Registrant's telephone number, including area code:	(315) 234-9716

Date of fiscal year end:	October 31, 2015

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

1789 Growth and Income Fund

Class P Shares	(PSEPX)
Class A Shares	(PSEAX)
Class C Shares	(PSECX)

ANNUAL REPORT

October 31, 2015

1789 GROWTH AND INCOME FUND LETTER TO SHAREHOLDERS	December, 2015

Review and Outlook

The progress of the equity markets can be divided into three phases over the course of the 1789 Growth and Income Fund’s (the “Fund”) fiscal year ended October 31, 2015. In the first phase, which in reality extends back into September of the Fund’s 2014 fiscal year, we saw an increase in market volatility. This increased volatility persisted through January of 2015. As we also discussed in the Fund’s 2014 Letter to Shareholders, market turmoil was driven by several major factors. Near the top of the list were fears of regional economic weakness, particularly in Europe, Brazil, Japan, and China. During this period, crude oil prices fell precipitously. Oil, as measured by the price of the nearest expiring future contract for West Texas Intermediate, declined 40.1% between October 31, 2014 and January 31, 2015. Though we believe the cause was a result of increased supply deriving from surging productivity, many perceived this as additional evidence that the global economy was weakening.

Related to doubts regarding the continuation of economic growth were concerns regarding the impacts of U.S. monetary policy and a rising U.S. dollar. During this period, many were coming around to the belief that the Federal Reserve (the “Fed”) would raise interest rates in 2015 (we’re still waiting as of the date of this Letter). Some feared the impact to the economy as a result of increased interest rates. Others feared that the equity markets up to that point had been propped up by the Fed and its low interest rate policy; and that the end of this policy spelled trouble for the equity markets. While we strongly disagree with this sentiment, we can’t argue that such sentiments were a source of volatility. Of more immediate concern was that, in anticipation of such an increase in interest rates, the value of the U.S. dollar had risen against most major currencies. As a result, the markets rightly perceived that foreign revenues and earnings of publicly traded companies, when translated back into U.S. dollars, would be negatively impacted. The impact on international competitiveness of U.S. companies was also brought into question. Finally, the level of uncertainty was heightened by such issues as global instability in Syria, Iraq, Russia, and the Ukraine. The general state of nervousness was further amplified by reports of outbreaks of the Ebola virus. Despite the increased volatility, by the time January came to a close, on net, the markets had moved little. The total return of the Standard & Poor’s 500 Index (the “S&P 500”) was -0.64% for the Fund’s first fiscal quarter ended January 31, 2015.

The next two fiscal quarters for the Fund ended July 31, 2015 witnessed much less equity market volatility. During this period, the S&P 500 returned 6.55%, though most of that was achieved in February when the S&P 500 generated a return of 5.75%. We believe that with the reporting of earnings by most companies for the 2014 calendar year, investors became increasingly focused on actual business results. Additionally, oil prices stabilized. This seems to have had a calming effect on the markets. While none of the issues discussed above were resolved during this six month stretch, conflicting forces consisting of weak commodity prices compared to the prior year, steady consumption by consumers, steadily (though not rapidly) improving employment numbers, and a strong U.S. dollar tended to offset each other.

As August rolled around, the market’s focus turned to both expectations of a move by the Fed to increase interest rates and a falling stock market in China. In sympathy, the U.S. stock markets fell. The S&P 500 returned -11.05% between July 31 and the interim low on August 25. As the decision by the Fed neared, the equity markets regained more than half of those losses. The Fed surprised many when in mid September it announced that it was not raising its benchmark Fed Funds rate. Market sentiment promptly turned negative, falling through the end of September before resuming its upward trend. As we’ve just illustrated, there was significant volatility during the Fund’s fourth quarter. But on net, the S&P 500 generated a return of -0.63% for that quarter and 5.20% for the year ended October 31, 2015.

Interest rates were somewhat volatile for the Fund’s fiscal year as well. Though the 10 year U.S. Treasury interest rate fell from 2.34% to 2.14% over the year ended October 31, 2015, over that period the rate fluctuated between 1.64% and 2.48%. As was the case with equities, the movements in interest rates can be segregated into three phases roughly corresponding to the first quarter for the Fund ended January 31, 2015, the second and third quarters for the Fund ended July 31, 2015, and the fourth quarter for the Fund ended October 31, 2015. During the first quarter, interest rates trended downward with the interest rate on the 10 year Treasury falling to 1.64% by January 31. The falling rates were primarily driven by, in our opinion, concerns about a weakening economy and falling interest rates in Europe as a result of monetary easing by the European Central Bank (ECB).

Interest rates steadily rose as the U.S. economy’s growth continued, with the interest rate on 10 year Treasuries peaking in early June. As summer progressed and as fears discussed above took hold, interest rates fell again. Like the equity markets, bond markets in August began to focus on potential Fed decisions. Interest rates advanced through mid September in anticipation of a hike in the Fed Funds rate. When that did not materialize, rates fell again. However, in October, the possibility of a December hike in the Fed Funds rate became an item of discussion. By the end of the month and the Fund’s fiscal year-end, the 10 year Treasury closed at 2.14%.

While we’ve focused on Treasury yields, as credit risk is minimal, interest rates on bonds with increased credit risk tended to rise over the course of the Fund’s fiscal year. So whereas prices of 10 year Treasury bonds rose somewhat, prices for investment grade bonds (those rated BBB- or better) with 10 year maturities tended to fall slightly. Non-investment grade bonds, or junk bonds (those rated BB+ or lower), with 10 year maturities tended to fall more. We attribute this widening of the yield spread (the difference between the yields of bonds with similar maturities but varying ratings) to general fears we discussed above. What we find of most interest is that stocks tended to go up in value over the course of the fiscal year while corporate bonds tended to fall. As stocks generally are perceived to be riskier than bonds, we can only surmise that investors in the stock and bond markets had different perceptions as to the changing nature of risk over the Fund’s last fiscal year.

Asset Allocation

We stated in the Fund’s Letter to Shareholders for the year ended October 31, 2014 that, “While the economic outlook remains favorable and equity prices are attractive relative to fixed income, the Fund will likely maintain its equity / fixed income mix at a similar level to the equity / fixed income mix that the Fund maintained as of fiscal year end.” In fact, the Fund’s general investment allocation did not vary significantly over most of the Fund’s fiscal year ended October 31, 2015. The Fund closed its fiscal year with equities, fixed income (including mutual funds invested primarily in fixed income securities), and cash & equivalents totaling 75.3%, 18.0%, and 4.5% of the Fund’s net assets, respectively. Other assets in excess of liabilities accounted for an additional 2.2% of net assets. Equity exposure was slightly less and cash & equivalent exposure was slightly higher than they had been for much of the fiscal year, as the Fund sold its holdings in Rite Aid Corporation on October 28, just prior to the end of the fiscal year, without replacing the stock with an additional holding. Given our outlook, as well as the Fund’s objectives, we intend to keep equity exposure close to 80% of the Fund’s net assets and fixed income exposure close to 20%. However, economic conditions and our outlook are subject to change and security prices do vary. Consequently, our asset allocation targets may change if we believe it is warranted by circumstances.

While we believe this investment exposure is warranted, the Fund’s benchmark is the S&P 500 which returned 5.20% for the year ended October 31, 2015. We also provide in the Performance Information section of this Annual Report an additional benchmark consisting of 60% S&P 500 and 40% Barclays U.S. Aggregate Bond Index (the “60%/40% benchmark”). The 60%/40% benchmark returned 4.13% for the Fund’s fiscal year. The Fund’s performance for the fiscal year lagged both benchmarks with the Class A shares, Class C shares, and Class P shares returning 0.50%, -0.32%, and 0.67%, respectively. The Fund’s underperformance vs. the S&P 500 can be attributed partially to the Fund’s allocation to fixed income and cash. A more significant factor, as well as the Fund’s performance vs. the 60%/40% benchmark, was the performance of individual stocks within the equity allocation.

Equity Strategy

As discussed above, performance of equities within the Fund underperformed the S&P 500. While there are exceptions with regards to individual stocks, strong performance of the Fund’s holdings in the consumer discretionary and consumer staple sectors was more than offset by weak performance in the energy, industrials, telecommunication services, and utilities sectors. Performance of stocks within the health care, materials, and information technology sectors were mixed. Additionally, several securities were either targets of acquirers or were targeting others. For the most part, this had a positive impact on performance, but there were exceptions.

Drilling down to specific companies, we are not surprised that the Fund’s energy holdings, Exxon Mobil Corporation and Hess Corporation, generated negative returns given the steep declines in energy prices. In February, we reduced the Fund’s energy holdings by selling Apache Corporation. However, we felt that we should retain some position in the energy sector in case oil prices actually rebounded. Additionally, we attempt to keep a portion of the Fund’s holdings in stocks with more of a focus on income generation than on capital appreciation. Exxon Mobil is one of those holdings.

Stock performance within the industrials sector was most disappointing. To some extent, holdings that generated even a modest portion of their revenues from the energy and mining industries were treated by the markets as if they were pure plays in the industry. Consequently, holdings such as ITT Corporation, MSA Safety, Inc., Terex Corporation, and Textainer Group Holdings Ltd. all experienced double digit negative returns. We sold the Fund’s holding in Terex in early October.

Among the Fund’s consumer stocks, Rite Aid Corporation, Lorillard, Inc., and SABMiller plc, all generated double digit positive returns. All three were subject to acquisitions. Rite Aid has agreed to be acquired by Walgreens Boots Alliance, and we sold the stock in late October. Lorillard was acquired by Reynolds American, Inc. The Fund received both cash and Reynolds American stock which we subsequently sold. SAB Miller has agreed to sell itself to Anheuser-Busch InBev NV. The Fund still holds the stock. DIRECTV, another Fund holding, was acquired by AT&T, Inc., though most of the gains were realized in the prior fiscal year. We continue to hold, and we have added to, the Fund’s position in AT&T. Other consumer stocks generating double digit returns for the fiscal year included The Walt Disney Company, The Clorox Company, CVS Health Corporation, Embotelladora Andina S.A., Kellogg Company, Mondelēz International, Inc., and Unilever plc. An exception to strong performance in this sector was the performance of BRF S.A. This Brazilian based food processor suffered from the weakness of the Brazilian and other Latin American economies as well as from the weakness in the Brazilian currency. We had eliminated the Fund’s other Brazilian holding, Companhia Brasileira de Distribuicao Grupo Pao de Acucar in early January, but retained BRF. As approximately 46% of BRF’s sales are exports, we thought that Brazilian economic and currency weakness would actually be a positive for this side of the business. As a result, we held on to the security. Nonetheless, the stock was among the Fund’s worst performers.

In the prior year’s Annual Report, we discussed the strong performance of generic drug companies Mylan, Inc. (now Mylan N.V.) and Teva Pharmaceutical Industries Ltd. Mylan was the subject of an unsolicited acquisition by Teva. Mylan mounted a strong defense, and subsequently Teva ceased the attempt. Additionally, stocks across the drug industry - including Merck & Company, Inc. which the Fund also holds - reacted negatively as fears of government intervention in the industry became prevalent. As a result of these factors, Mylan’s stock fell precipitously. We felt that the reaction was significantly overdone. We still maintain a very strong belief that generic drug companies will prosper in the years ahead and that the valuation of Mylan was excessively low. As a result, we added shares to that holding in late February. Still, for the fiscal year, the stock generated a double digit negative return.

The majority of the Fund’s holdings in the information technology sector outperformed the S&P 500. These included stocks such as Apple, Inc., a new position in the Fund; Fidelity National Information Services, Inc., whose stock reacted very positively to the company’s acquisition of SunGard Data Systems, Inc.; and CACI International, Inc. A few stocks in this sector underperformed, including EMC Corporation, not withstanding a pending buyout offer from Dell, Inc., and Xerox Corporation. The latter stock was sold from the portfolio in April following the release of their second quarter earnings.

Fixed Income Strategy

For some time we’ve maintained the view that interest rates were too low, and that the economic expansion in this country was not likely to be derailed any time soon. In order to garner higher levels of income, our choices are between taking on the risk of generally rising interest rates and credit risk emanating from general economic factors and issuers’ own circumstances. We have chosen to weight the Fund’s exposure towards taking on more credit risk and limiting exposure to longer maturities. To that extent, the Fund at fiscal year-end held no individual bonds with a maturity in excess of 10 years.

Most of the Fund’s individual fixed income securities are rated by S&P and / or Moody’s between BBB- and BBB+. The Fund does hold one U.S. Treasury note with a maturity at the end of 2016 and two mutual funds, the DoubleLine Total Return Bond Fund - Class I (the “DoubleLine Fund”) and the BlackRock Floating Rate Income Strategies Fund, Inc. (the “BlackRock Floating Rate Fund”). We’ve chosen to utilize funds such as these because both funds have exposure to below investment grade, or “junk,” bonds. We favor exposure to such securities, though we also believe diversification is of the utmost importance. We believe we can achieve better diversification and lower cost through the use of mutual funds than if we attempted to purchase similar underlying securities directly for the Fund. The DoubleLine Fund’s exposure to such below investment grade securities was 16.8% of its portfolio as of October 31, 2015. An additional 5.9% of the DoubleLine Fund’s portfolio consisted of unrated securities. The BlackRock Floating Rate Fund’s portfolio consisted almost entirely of below investment grade securities. As of September 30, 2015 (the last date for which we have detailed information), 92.0% of the BlackRock Floating Rate Fund’s portfolio consisted of such securities with another 3.3% being unrated. Both of these funds have short durations. The BlackRock Floating Rate Fund also invests in short term loans whose interest rates vary with variable interest rates. To that extent we hope to benefit the Fund’s portfolio if interest rates should rise. Of course, to date, that has not been the case. And, as credit spreads have widened, the BlackRock Floating Rate Fund had a negative return during the fiscal year.

The Fund experienced several maturities of individual bonds in 2015. Additionally, due to Fund redemptions in late December 2014, the Fund sold a U.S. Treasury note that would have matured in February 2015 and a Morgan Stanley Floating Rate note. As a result of the maturities and cash flows into the Fund, we purchased additional shares of the BlackRock Floating Rate and DoubleLine Funds as well as a Becton, Dickinson and Company bond maturing in December 2024 and a Kroger Company bond maturing in August 2023.

In the year ahead, we are likely to maintain holdings that have shorter maturities. The majority of the Fund’s fixed income positions are likely to remain in the BBB rated range, though we do intend to maintain some exposure to the below investment grade range.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-888-229-9448.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-229-9448 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Pinnacle Investments, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

1789 GROWTH AND INCOME FUND - CLASS P
PERFORMANCE INFORMATION
October 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class P, Standard & Poor’s 500 Index
and 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(a) (for periods ended October 31, 2015)
	One Year	Since Inception(b)
1789 Growth and Income Fund - Class P	0.67%	8.66%
Standard & Poor’s 500 Index	5.20%	13.27%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	4.13%	9.54%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was August 26, 2013.

1789 GROWTH AND INCOME FUND - CLASS A
PERFORMANCE INFORMATION
October 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class A, Standard & Poor’s 500 Index,
and 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(a) (for periods ended October 31, 2015)
	One Year	Since Inception(b)
1789 Growth and Income Fund - Class A - Without Sales Load	0.50%	8.42%
1789 Growth and Income Fund - Class A - With Sales Load	(4.80%)	5.78%
Standard & Poor’s 500 Index	5.20%	13.27%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	4.13%	9.54%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was August 26, 2013.

1789 GROWTH AND INCOME FUND - CLASS C
PERFORMANCE INFORMATION
October 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class C, Standard & Poor’s 500 Index and
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(a) (for periods ended October 31, 2015)
	One Year	Since Inception(b)
1789 Growth and Income Fund - Class C - Without CDSC	(0.32%)	5.91%
1789 Growth and Income Fund - Class C - With CDSC	(1.29%)	5.91%
Standard & Poor’s 500 Index	5.20%	13.00%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	4.13%	9.34%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was January 21, 2011.

1789 GROWTH AND INCOME FUND
PORTFOLIO INFORMATION
October 31, 2015 (Unaudited)

Asset Allocation (% of Total Investments)

Sector Diversification vs. S&P 500 Index (% of Common Stocks)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
DoubleLine Total Return Bond Fund - Class I	3.4%
BlackRock Floating Rate Income Strategies Fund, Inc.	3.2%
Mondelēz International, Inc. - Class A	2.9%
General Electric Company	2.7%
Dow Chemical Company (The)	2.7%
Apple, Inc.	2.6%
Tenneco, Inc.	2.6%
Clorox Company (The)	2.6%
SCANA Corporation	2.5%
United Technologies Corporation	2.4%

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS October 31, 2015

COMMON STOCKS — 75.3%	Shares	Value
Consumer Discretionary — 4.7%
Auto Components — 2.6%
Tenneco, Inc. (a)	5,050	$285,780

Media — 2.1%
Walt Disney Company (The)	2,011	228,731

Consumer Staples — 15.8%
Beverages — 2.8%
Embotelladora Andina S.A. - Class B - ADR	6,653	146,699
SABMiller plc - ADR	2,568	157,803
		304,502
Food & Staples Retailing — 2.1%
CVS Health Corporation	2,257	222,946

Food Products — 8.3%
BRF S.A. - ADR	7,496	114,914
Kellogg Company	3,457	243,788
Mondelēz International, Inc. - Class A	6,885	317,812
Unilever plc - ADR	5,187	230,562
		907,076
Household Products — 2.6%
Clorox Company (The)	2,304	280,950

Energy — 2.6%
Oil, Gas & Consumable Fuels — 2.6%
Exxon Mobil Corporation	2,154	178,222
Hess Corporation	1,875	105,394
		283,616
Financials — 3.9%
Consumer Finance — 1.5%
First Cash Financial Services, Inc. (a)	4,291	163,702

Insurance — 2.4%
Aflac, Inc.	4,071	259,526

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 75.3% (Continued)	Shares	Value
Health Care — 9.3%
Pharmaceuticals — 9.3%
Bristol-Myers Squibb Company	3,968	$261,689
Merck & Company, Inc.	4,613	252,147
Mylan N.V. (a)	5,653	249,241
Teva Pharmaceutical Industries Ltd. - ADR	4,305	254,813
		1,017,890
Industrials — 13.8%
Aerospace & Defense — 2.4%
United Technologies Corporation	2,702	265,904

Air Freight & Logistics — 1.7%
FedEx Corporation	1,163	181,486

Commercial Services & Supplies — 1.0%
MSA Safety, Inc.	2,374	103,222

Industrial Conglomerates — 2.7%
General Electric Company	10,174	294,232

Machinery — 4.3%
ITT Corporation	5,853	231,662
Xylem, Inc.	6,562	238,922
		470,584
Trading Companies & Distributors — 1.7%
Textainer Group Holdings Ltd.	9,559	186,974

Information Technology — 12.5%
Communications Equipment — 2.4%
Plantronics, Inc.	4,748	254,588

IT Services — 3.6%
CACI International, Inc. - Class A (a)	1,413	137,118
Fidelity National Information Services, Inc.	3,535	257,772
		394,890
Semiconductors & Semiconductor Equipment — 0.7%
Intel Corporation	2,326	78,758

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 75.3% (Continued)	Shares	Value
Information Technology — 12.5% (Continued)
Software — 1.5%
Intuit, Inc.	1,636	$159,395

Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	2,400	286,800
EMC Corporation	7,027	184,248
		471,048
Materials — 4.4%
Chemicals — 4.4%
Dow Chemical Company (The)	5,644	291,625
Eastman Chemical Company	2,640	190,529
		482,154
Telecommunication Services — 4.3%
Diversified Telecommunication Services — 4.3%
AT&T, Inc.	6,730	225,522
Verizon Communications, Inc.	5,244	245,839
		471,361
Utilities — 4.0%
Electric Utilities — 1.5%
Exelon Corporation	5,957	166,319

Multi-Utilities — 2.5%
SCANA Corporation	4,509	267,023

Total Common Stocks (Cost $7,260,609)		$8,202,657

U.S. TREASURY OBLIGATIONS — 0.9%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes (Cost $100,011)	0.875%	12/31/16	$100,000	$100,432

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 10.5%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 3.7%
Advanced Auto Parts, Inc.	4.500%	01/15/22	$200,000	$209,033
Marriott International, Inc.	3.250%	09/15/22	200,000	198,422
				407,455
Consumer Staples — 1.5%
Clorox Company (The)	5.950%	10/15/17	60,000	64,885
Kroger Company (The)	3.850%	08/01/23	100,000	103,815
				168,700
Energy — 0.9%
Hess Corporation	3.500%	07/15/24	100,000	93,191

Financials — 0.4%
HSBC Finance Corporation	5.600%	02/15/18	42,000	44,940

Health Care — 1.4%
Becton, Dickinson and Company	3.734%	12/15/24	147,000	150,404

Industrials — 1.1%
Emerson Electric Company	5.375%	10/15/17	108,000	116,387

Telecommunication Services — 1.0%
Verizon Communications, Inc.	6.100%	04/15/18	100,000	110,066

Utilities — 0.5%
Public Service Electric & Gas Company	6.750%	01/01/16	50,000	50,442

Total Corporate Bonds (Cost $1,128,494)				$1,141,585

CLOSED-END FUNDS — 3.2%	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc. (Cost $391,261)	26,794	$349,126

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)

OPEN-END FUNDS — 3.4%	Shares	Value
DoubleLine Total Return Bond Fund - Class I (Cost $375,000)	34,296	$373,138

MONEY MARKET FUNDS — 4.5%	Shares	Value
Fidelity Institutional Money Market Portfolio - Class I, 0.12% (b) (Cost $485,197)	485,197	$485,197

Total Investments at Value — 97.8% (Cost $9,740,572)		$10,652,135

Other Assets in Excess of Liabilities — 2.2%		242,973

Net Assets — 100.0%		$10,895,108

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2015

ASSETS
Investments in securities:
At acquisition cost	$9,740,572
At value (Note 2)	$10,652,135
Dividends and interest receivable	23,625
Receivable for investment securities sold	253,447
TOTAL ASSETS	10,929,207

LIABILITIES
Accrued advisory fees (Note 4)	6,771
Accrued service fees (Note 4)	1,815
Accrued distribution plan fees (Note 4)	15,047
Accrued Trustees’ fees (Note 4)	3,000
Payable for capital shares redeemed	7,466
TOTAL LIABILITIES	34,099

NET ASSETS	$10,895,108

Net assets consist of:
Paid-in capital	$9,513,339
Undistributed net investment income	2,513
Undistributed net realized gains from security transactions	467,693
Net unrealized appreciation on investments	911,563
NET ASSETS	$10,895,108

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF ASSETS AND LIABILITIES (Continued) October 31, 2015

PRICING OF CLASS P SHARES
Net assets applicable to Class P shares	$1,531,074
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	122,833
Net asset value, offering price and redemption price per share (Note 2)	$12.46
Short-term redemption price per share (Note 2) (a)	$12.34

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$811,420
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	65,215
Net asset value and redemption price per share (Note 2)	$12.44
Offering price per share (Note 2)	$13.13
Short-term redemption price per share (Note 2) (a)	$12.32

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$8,552,614
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	688,437
Net asset value, offering price and redemption price per share (Note 2)	$12.42
Short-term redemption price per share (Note 2) (a)(b)	$12.18
Minimum redemption price per share with CDSC fee (Note 2) (b)	$12.30

(a)	The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

(b)

A contingent deferred sales charge (“CDSC”) of 1.00% is charged on Class C shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption fee or CDSC.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends (net foreign withholding taxes of $1,859)	$213,592
Interest	43,295
TOTAL INVESTMENT INCOME	256,887

EXPENSES
Investment management fees (Note 4)	80,229
Service fees (Note 4)	25,673
Distribution fees, Class A (Note 4)	1,263
Distribution fees, Class C (Note 4)	85,867
Trustees’ fees (Note 4)	2,000
TOTAL EXPENSES	195,032

NET INVESTMENT INCOME	61,855

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	479,441
Net change in unrealized appreciation/(depreciation) on investments	(542,626)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(63,185)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,330)

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS
Net investment income	$61,855	$34,935
Net realized gains from security transactions	479,441	572,879
Net change in unrealized appreciation/(depreciation) on investments	(542,626)	314,017
Net increase (decrease) in net assets resulting from operations	(1,330)	921,831

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income:
Class P	(43,235)	—
Class A	(8,522)	—
Class C	(50,681)	—
From net realized gains on investments:
Class P	(40,154)	(23,643)
Class A	(4,238)	(1,903)
Class C	(178,481)	(219,830)
Decrease in net assets from distributions to shareholders	(325,311)	(245,376)

FROM CAPITAL SHARE TRANSACTIONS (Note 5)
CLASS P
Proceeds from shares sold	310,075	1,709,200
Net asset value of shares issued in reinvestment of distributions	77,004	21,945
Proceeds from redemption fees collected (Note 2)	51	—
Payments for shares redeemed	(575,070)	(51,020)
Net increase (decrease) in net assets from Class P shares capital share transactions	(187,940)	1,680,125

CLASS A
Proceeds from shares sold	686,686	156,949
Net asset value of shares issued in reinvestment of distributions	12,760	1,903
Payments for shares redeemed	(68,503)	—
Net increase in net assets from Class A shares capital share transactions	630,943	158,852

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2015	Year Ended October 31, 2014
CLASS C
Proceeds from shares sold	$1,220,733	$2,022,221
Net asset value of shares issued in reinvestment of distributions	197,934	189,585
Proceeds from redemption fees collected (Note 2)	130	42
Payments for shares redeemed	(1,540,243)	(821,075)
Net increase (decrease) in net assets from Class C shares capital share transactions	(121,446)	1,390,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,084)	3,906,205

NET ASSETS
Beginning of year	10,900,192	6,993,987
End of year	$10,895,108	$10,900,192

UNDISTRIBUTED NET INVESTMENT INCOME	$2,513	$43,096

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS P FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value at beginning of period	$12.98	$11.94	$11.22

Income (loss) from investment operations:
Net investment income	0.18 (b)	0.12	0.00	(b)(c)
Net realized and unrealized gains (losses) on investments	(0.10)	1.28	0.72
Total from investment operations	0.08	1.40	0.72

Less distributions:
From net investment income	(0.32)	—	—
From net realized gains on investments	(0.28)	(0.36)	—
Total distributions	(0.60)	(0.36)	—

Proceeds from redemption fees collected (Note 2)	0.00 (c)	—	—

Net asset value at end of period	$12.46	$12.98	$11.94

Total return (d)	0.67%	11.87%	6.45	%(e)

Net assets at end of period (000's)	$1,531	$1,791	$23

Ratio of total expenses to average net assets	1.01%	1.00%	0.99	%(f)

Ratio of net investment income to average net assets	1.41%	1.47%	0.17	%(f)

Portfolio turnover rate	23%	29%	26	%(e)

(a)	Represents the period from the commencement of operations (August 26, 2013) through October 31, 2013.

(b)	Net investment income per share is based on average shares outstanding during the period.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS A FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value at beginning of period	$12.94	$11.94	$11.22

Income (loss) from investment operations:
Net investment income	0.14 (b)	0.09	0.05	(b)
Net realized and unrealized gains (losses) on investments	(0.08)	1.27	0.67
Total from investment operations	0.06	1.36	0.72

Less distributions:
From net investment income	(0.28)	—	—
From net realized gains on investments	(0.28)	(0.36)	—
Total distributions	(0.56)	(0.36)	—

Net asset value at end of period	$12.44	$12.94	$11.94

Total return (c)	0.50%	11.53%	6.41	%(d)

Net assets at end of period (000's)	$811	$194	$28

Ratio of total expenses to average net assets	1.26%	1.25%	1.24	%(e)

Ratio of net investment income to average net assets	1.13%	1.33%	2.31	%(e)

Portfolio turnover rate	23%	29%	26	%(d)

(a)	Represents the period from the commencement of operations (August 26, 2013) through October 31, 2013.

(b)	Net investment income per share is based on average shares outstanding during the period.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS C FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012		Period Ended October 31, 2011(a)
Net asset value at beginning of period	$12.82	$11.91	$10.11	$9.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05 (b)	0.02	0.01 (b)	0.00	(b)(c)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(0.09)	1.25	1.79	0.60		(0.47)
Total from investment operations	(0.04)	1.27	1.80	0.60		(0.49)

Less distributions:
From net investment income	(0.08)	—	—	—		—
From net realized gains on investments	(0.28)	(0.36)	—	—		—
Total distributions	(0.36)	(0.36)	—	—		—

Proceeds from redemption fees collected (Note 2)	0.00 (c)	0.00 (c)	—	—		—

Net asset value at end of period	$12.42	$12.82	$11.91	$10.11		$9.51

Total return (d)	(0.32%)	10.79%	17.80%	6.31%		(4.90	%)(e)

Net assets at end of period (000's)	$8,553	$8,915	$6,943	$5,071		$2,864

Ratio of total expenses to average net assets	2.01%	2.00%	1.99%	1.99%		1.99	%(f)

Ratio of net investment income (loss) to average net assets	0.39%	0.22%	0.12%	0.02%		(0.27	%)(f)

Portfolio turnover rate	23%	29%	26%	12%		42	%(e)

(a)	Represents the period from the commencement of operations (January 21, 2011) through October 31, 2011.

(b)	Net investment income (loss) per share is based on average shares outstanding during the period.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1. ORGANIZATION

1789 Growth and Income Fund (the “Fund”) is a diversified series of Pinnacle Capital Management Funds Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.

The Fund seeks total return comprised of current income, growth of income, and capital appreciation.

The Fund currently offers three classes of shares: Class P shares (sold without any sales loads, distribution or service fees); Class A shares (sold subject to an initial maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares); and Class C shares (sold subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are redeemed within one year after the original purchase of the shares and a distribution and/or service fee of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees and (2) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITIES VALUATION: The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Equity securities generally are valued using market quotations, but may be valued on the basis of prices furnished by a pricing service when Pinnacle Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. Investments representing shares of other investment companies are valued at their net asset value as reported by such companies. When quotations are not readily

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities

●

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly; these inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

●

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments measured as of October 31, 2015 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,202,657	$—	$—	$8,202,657
U.S. Treasury Obligations	—	100,432	—	100,432
Corporate Bonds	—	1,141,585	—	1,141,585
Closed-End Funds	349,126	—	—	349,126
Open-End Funds	373,138	—	—	373,138
Money Market Funds	485,197	—	—	485,197
Total	$9,410,118	$1,242,017	$—	$10,652,135

Refer to the Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. The Fund did not hold any Level 3 assets or liabilities as of October 31, 2015. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2015. There were no transfers into or out of any Levels during the year. It is the Fund’s policy to recognize transfers into or out of Levels at the end of the reporting period.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 5.56% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares and Class P shares is equal to the net asset value per share. The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class C shares are subject to a CDSC of 1.00% on amounts redeemed within one year of purchase and shares of each class are generally subject to a redemption fee of 1.00%, payable to the applicable class, if redeemed within 60 days or less from the date of purchase. During the years ended October 31, 2015 and 2014, proceeds from redemption fees, recorded in capital, totaled $51 and $0, respectively, for Class P shares and $130 and $42, respectively, for Class C shares. No redemption fees were collected for Class A shares during these years ended October 31, 2015 and 2014.

INVESTMENT INCOME: Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

SECURITIES TRANSACTIONS: Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividend and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended October 31, 2015 and 2014 is as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total
Class P	10/31/2015	$51,913	$31,476	$83,389
	10/31/2014	$23,643	$—	$23,643
Class A	10/31/2015	$9,438	$3,322	$12,760
	10/31/2014	$1,903	$—	$1,903
Class C	10/31/2015	$89,256	$139,906	$229,162
	10/31/2014	$219,830	$—	$219,830

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX: The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from the prior year.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of October 31, 2015:

Cost of portfolio investments	$9,749,593
Gross unrealized appreciation	$1,428,390
Gross unrealized depreciation	(525,848)
Net unrealized appreciation	902,542
Undistributed ordinary income	7,866
Undistributed long-term gains	471,361
Accumulated earnings	$1,381,769

The difference between the federal income tax cost and the financial statement cost of the Fund’s portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2012 through October 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any material interest or penalties.

3. INVESTMENT TRANSACTIONS

During the year ended October 31, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, totaled $2,365,500 and $2,684,092, respectively. The cost of purchases and the proceeds from sales of U.S. Government securities totaled $0 and $100,023.

4. TRANSACTIONS WITH RELATED PARTIES

A Trustee and certain officers of the Trust are affiliated with the Advisor, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Pinnacle Investments, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT MANAGER: Under the terms of an Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. Under the Investment Management Agreement, the Adviser furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an investment advisory fee at the rate of 0.75% per annum of the Fund’s average daily net assets. During the year ended October 31, 2015, the Adviser earned $80,229 of advisory fees. As of October 31, 2015, the Fund owed the Adviser $6,771 in advisory fees.

Under a Services Agreement, the Adviser is obligated to pay all of the operating expenses of the Fund, excluding advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs, fees and expenses of non-interested Trustees of the Trust, dividend expense on securities sold short, the fees and expenses of acquired funds and extraordinary expenses. Under the Services Agreement, the Adviser receives a service fee at the rate of 0.24% per annum of the Fund’s average daily net assets. During the year ended October 31, 2015, the Fund incurred $25,673 of service fees. As of October 31, 2015, the Fund owed the Adviser $1,815 in service fees.

The Distributor is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust. The Distributor promotes and sells shares of the Fund on a continuous basis. During the year ended October 31, 2015, the Distributor earned fees of $22,517 from underwriting and broker commissions on the sale of Class A shares of the Fund. In addition, Pinnacle collected $8,489 in contingent deferred sales loads on redemptions of Class C shares of the Fund.

DISTRIBUTION PLAN: The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to the Plan, Class A shares and Class C shares may pay for activities primarily intended to result in the sale of shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares. During the year ended October 31, 2015, Class A shares and Class C shares incurred distribution fees of $1,263 and $85,867, respectively. As of October 31, 2015, the Fund owed $15,047 in distribution fees.

TRUSTEE COMPENSATION: Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $250 for each in-person Board meeting attended and $150 for each telephonic Board meeting attended.

OTHER SERVICE PROVIDERS: The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended October 31, 2015	Year Ended October 31, 2014
CLASS P SHARES	Shares	Shares
Shares sold	24,444	138,314
Shares issued in reinvestment of dividends	6,160	1,764
Shares redeemed	(45,762)	(4,022)
Net increase (decrease) in shares outstanding	(15,158)	136,056
Shares outstanding, beginning of year	137,991	1,935
Shares outstanding, end of year	122,833	137,991

	Year Ended October 31, 2015	Year Ended October 31, 2014
CLASS A SHARES	Shares	Shares
Shares sold	54,552	12,535
Shares issued in reinvestment of dividends	1,034	151
Shares redeemed	(5,361)	—
Net increase in shares outstanding	50,225	12,686
Shares outstanding, beginning of year	14,990	2,304
Shares outstanding, end of year	65,215	14,990

	Year Ended October 31, 2015	Year Ended October 31, 2014
CLASS C SHARES	Shares	Shares
Shares sold	97,676	162,607
Shares issued in reinvestment of dividends	15,866	15,495
Shares redeemed	(120,707)	(65,452)
Net increase (decrease) in shares outstanding	(7,165)	112,650
Shares outstanding, beginning of year	695,602	582,952
Shares outstanding, end of year	688,437	695,602

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. PRINCIPAL OWNERS OF FUND SHARES

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2015, approximately 79% of the outstanding shares of the Fund are owned by First Clearing, LLC (“First Clearing”), for the benefit of its customers. The Fund does not know whether First Clearing held its shares beneficially or as record holder. Accordingly, the Fund does not know whether First Clearing or any other person controlled the Fund as of October 31, 2015.

7. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

1789 GROWTH AND INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of 1789 Growth and Income Fund and
Board of Trustees of Pinnacle Capital Management Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 1789 Growth and Income Fund (the “Fund”), a series of Pinnacle Capital Management Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1789 Growth and Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 22, 2015

1789 GROWTH AND INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads and redemption fees, and (2) ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2015) and held until the end of the period (October 31, 2015).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

1789 GROWTH AND INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Net Expense Ratio (a)	Expenses Paid During Period (b)
Class P
Based on Actual Fund Return	$1,000.00	$983.10	1.01%	$5.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.11	1.01%	$5.14
Class A
Based on Actual Fund Return	$1,000.00	$981.90	1.26%	$6.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.26%	$6.41
Class C
Based on Actual Fund Return	$1,000.00	$978.70	2.01%	$10.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.07	2.01%	$10.21

(a)	Annualized, based on the most recent one-half year expenses for the Class.

(b)	Expenses are equal to the annualized expense ratio of the Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1789 GROWTH AND INCOME FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-229-9448. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended October 31, 2015. During the year ended October 31, 2015, the Fund paid a long-term capital gain distribution of $174,704. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%. The Fund intends to designate up to a maximum amount of $150,607 as taxed at a maximum rate of 23.8%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address(1), and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Joseph Reagan, MD, (62)	Trustee	Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC. Adjunct Professor, Cornell University’s Sloan School of Management. Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Mark E. Wadach (64)	Trustee	Since 2014	Sales Representative for Upstate Utilities Inc. (utilities, telecom and cellular), 2007 to present.	1	NYSA Series Trust for its one series.
Interested Trustee
Michael Cuddy (2) (60)	Trustee	Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Advisor), 2009 to present.	1	None

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address(1), and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Cortland Schroder (50)	President, Chief Executive Officer and Secretary	Since 2014

Chief Marketing Officer, Pinnacle Holding Co., LLC, July 2014 to present; Chief Marketing Officer, Pinnacle Capital Management, March 2014 to July 2014; Employment Transition Consultant (self employed), March 2013 to March 2014; Assoc. Director, Employer & External Relations at Colgate University (relationship management with business, banking and finance alumni/employers), 2004 to 2013.

Stephen J. Fauer (55)	Treasurer and Chief Financial Officer	Since 2010	Chief Investment Officer, Portfolio Manager, Pinnacle Capital Management, LLC, August 2006 to present.
Kevin McClelland (28)	Chief Compliance Officer	Since 2012 (CCO Since 2013)	Chief Compliance Officer (previously Chief Operating Officer), Pinnacle Capital Management, LLC, 2010 to present.

(1)	The address of each Trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

(2)	Considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Investment Adviser.

Additional information about the Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-229-9448.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pinnacle Capital Management, LLC (the “Adviser”), 100 Limestone Plaza, Fayetteville, New York 13066, serves as the investment adviser to the 1789 Growth and Income Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, corporations, pension funds, foundations, endowments, labor unions, insurance companies, healthcare organizations and governments.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board of Trustees”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated November 19, 2010 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board of Trustees or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement continues in force until November 19, 2016, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”); or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board of Trustees, including the Fund’s Independent Trustees voting separately, reviewed and approved the continuance of the Advisory Agreement for an additional term of one year at an in-person meeting held on September 18, 2015, at which all of the Trustees were present. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering whether to approve the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he or she deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the Advisory Agreement.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Trustees specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund. The Trustees noted that Mr. Stephen Fauer is responsible for the day-to-day management of the Fund. The Trustees considered that the Adviser has a staff of skilled investment professionals that provide research and trading services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a qualified compliance officer to oversee its compliance program. The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser does not enter into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of its benchmark, the S&P 500 Index, as well as to the returns of the Barclays U.S. Aggregate Bond Index, and other domestic growth and income funds of similar size with similar investment styles. In reviewing the comparative performance, the Board considered that the Fund’s average annual total return for all three classes was lower than the average and median returns for the year to date and one year periods ended June 30, 2015 of its peer group, the “Aggressive Allocation” category as derived from Morningstar, Inc. The Board also considered that the Fund’s investment objective and strategy had changed in August of 2013 from a balanced fund to a growth and income fund and the impact of such change on the historical performance of the Fund.

Expenses

The Board of Trustees considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee. It also considered that, in return for a service fee paid by the Fund, the Adviser pays all operating expenses of the Fund excluding advisory fees, brokerage fees and commissions, fees paid pursuant to the Fund’s Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 fees”), taxes, borrowing costs, fees and expenses of the Independent Trustees, the fees and expenses of acquired funds and extraordinary expenses. The Fund’s overall expense ratio was compared to funds within its relevant peer group, as defined above. The Trustees noted that the overall expense ratio of the Fund’s Class A shares was lower than the average and higher than the median expense ratios for the peer group presented, that the overall expense ratio of the Fund’s Class C was

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

higher than the average and median expense ratios for the peer group and that the overall expense ratio of the Fund’s Class P shares was lower than the average and median for the peer group.

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant peer group, as defined above. The Trustees noted that the advisory fee rate for the Fund was higher than the median and average rates for the peer group presented.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition. The Trustees discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund. The Board noted that, in light of the Fund’s asset level, these were not primary factors at this time. The Trustees further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that it has adequate financial resources to continue to provide service to the Fund.

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints but that shareholders have benefited from the lower expense ratios that resulted from the service fee arrangement. The Trustees noted that the Fund’s assets have not grown to an extent that permits it to realize any meaningful economies of scale. The Trustees observed that as the assets of the Fund grow, this factor will become more relevant to their consideration process.

Conclusion

The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

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INVESTMENT ADVISER

Pinnacle Capital Management, LLC

100 Limestone Plaza

Fayetteville, NY 13066

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Bond Schoeneck & King PLLC

One Lincoln Center

110 West Fayette Street

Syracuse, NY 13202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

DISTRIBUTOR

Pinnacle Investments, LLC

100 Limestone Plaza

Fayetteville, NY 13066

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 and $14,000 with respect to the registrant’s fiscal years ended October 31, 2015 and October 31, 2014, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 with respect to the fiscal years ended October 31, 2015 and October 31, 2014, respectively. The services comprising these fees are related to the review of the prospectus, semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended October 31, 2015 and October 31, 2014, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2015 and October 31, 2014, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant. With respect to the fiscal years ended October 31, 2015 and October 31, 2014, aggregate non-audit fees of $12,500 and $11,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pinnacle Capital Management Funds Trust

By (Signature and Title)*		/s/ Cortland H. Schroder
Cortland H. Schroder, President

Date	December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Cortland H. Schroder
Cortland H. Schroder, President

Date	December 29, 2015

By (Signature and Title)*		/s/ Stephen J. Fauer
Stephen J. Fauer, Treasurer

Date	December 29, 2015

*	Print the name and title of each signing officer under his or her signature.